UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 4, 2006

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

63 Lincoln Highway
Malvern, PA	19355-2143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Vishay Intertechnology, Inc. announced today that it intends to settle in cash any Liquid Yield Option™ Notes (“LYONs”) validly presented to the Company on June 4, 2006, pursuant to the option of the holders of the LYONs to require Vishay to repurchase the LYONs on that date.  Subject to various conditions described in the indenture governing the LYONs, Vishay has the right to elect to pay the purchase price for the LYONs in Vishay common stock, but intends not to do so on the June 4, 2006 repurchase date.  A copy of the press release regarding this announcement is furnished as Exhibit 99 to this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99	Press release dated April 4, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2006

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Richard N. Grubb

Name:	Richard N. Grubb
Title:	Executive Vice President and
Chief Financial Officer